GLOBAL-SMART.TECH

SINCE 2022

Yehor Rodin Kava b.b.

85320, Tivat, Montenegro

+12052165924

office@global-smart.tech

This Agreement made on April 8, 2024

Yehor Rodin (Lender) and

Global-Smart.Tech (Company)

This Second Extension Agreement (the “Agreement”) is made between the first part Global-Smart.Tech, located at Kava b.b. 85320, Tivat, Montenegro (the “Company”), and the second part, Yehor Rodin, located at Kava b.b. 85320, Tivat, Montenegro (“Lender”) as of April 8, 2024 (the "Maturity Date"). In respect that:

·	Referring to the "Loan Agreement" as of May 30, 2022 Lender has agreed to loan $100,000 (the “Loan Amount”) to the Company, on certain terms and conditions contained herein;
·	An Extension Agreement was made on October 7, 2022, increasing the loan amount to $300,000;
·	The Company seeks Lender's consent to further modify and extend the terms of the Loan Agreement and the previous Extension Agreement to the date specified hereinafter and, in consideration thereof, the Company and Lender have agreed to modify certain terms as set forth herein;

The parties hereto agree as follows:

·    The Company, by signing this Agreement, hereby represents and warrants that as of the date of this Agreement there is no and no ongoing event of default with respect to the Loan Agreement;

·	Subject to conditions, the Agreement is extended for 3 (three) years in the amount of $450,000 (four hundred fifty thousand dollars);
·	Lender may provide funds to the Company depending on the form of the agreement between the parties to the transaction, the purpose of the money, and a number of other factors by transfer of cash, settlements with third parties or and other type agreed by both parties;

·	This Agreement is subject to the same terms as the Loan Agreement dated May 30, 2022 and the Extension Agreement dated October 7, 2022. This Agreement, the previous Extension Agreement, and the Loan Agreement shall be read and interpreted together as one agreement. Unless otherwise agreed in writing and remain in full force and effect and enforceable in accordance with their terms.

The parties hereto have agreed to the terms above, and the Agreement becomes effective in the day and year first above written.

Signature of Yehor Rodin

(Lender) /s/ ______ Yehor Rodin

Signature of Global-Smart.Tech

(Company) /s/ ______ Yehor Rodin